SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest Event
Reported):           26-Dec-01

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

(Exact name of registrant as specified in its charter)


Delaware             333-56240                13-3633241
(State or Other      (Commission              (I.R.S. Employer
Jurisdiction         File Number)             Identification No.)
of Incorporation)


        245 Park Avenue
        New York, New York                       10167
        (Address of Principal                  (Zip Code)
        Executive Offices)

Registrant's telephone number, including area code        (212) 272-2000


Item 5. Other Events.

On          26-Dec-01a scheduled distribution was made from the
        trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
            26-Dec-01The Monthly Report is filed pursuant to and
        in accordance with (1) numerous no-action letters (2) current Commission policy in the area.






A.      Monthly Report Information:
        See Exhibit No. 1

B.      Have any deficiencies occurred?   NO.
                     Date:
                     Amount:

C.      Item 1: Legal Proceedings:            NONE

D.      Item 2: Changes in Securities:        NONE

E. Item 4: Submission of Matters to a Vote of Certifi-cateholders: NONE

F.      Item 5: Other Information - Form 10-Q, Part II -
        Items 1,2,4,5 if applicable:  NOT APPLICABLE


Item 7.  Monthly Statements and Exhibits

Information and Exhibits.

Exhibit No. 1

IndyMac ARM Trust, IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS

DISTRIBUTION SUMMARY

        Beginning
Class   Balance      Principal    Interest
I-A     122,531,311  7,963,224    664,820
II-A    23,640,615   651,540      129,422
XP      100          0            1
III-A-1 217,813,814  5,482,968    446,065
S       217,813,814  NA           733,326
III-A-2 117,363,988  2,954,372    635,488
X-1     499,620,370  NA           130,255
X-2     499,620,370  NA           16,654
B-1     6,525,174    4,932        35,371
B-2     4,959,132    3,749        26,882
B-3     2,870,977    2,170        15,563
B-4     1,305,035    986          7,074
B-5     1,305,035    986          7,074
B-6     1,305,188    987          7,075
R-I     0            0            0
R-II    0            0            0

        Principal    Remaining
Class   Loss         Balance
I-A     0.00         114,568,088
II-A    0.00         22,989,076
XP      0.00         100
III-A-1 0.00         212,330,846
S       0.00         212,330,846
III-A-2 0.00         114,409,617
X-1     0.00         482,554,457
X-2     0.00         482,554,457
B-1     0.00         6,520,242
B-2     0.00         4,955,384
B-3     0.00         2,868,807
B-4     0.00         1,304,048
B-5     0.00         1,304,048
B-6     0.00         1,304,202
R-I     0.00         0
R-II    0.00         0

          Beginning
        Current Prin  Principal
Class   Amount       Distribution
I-A     918.56       59.70
II-A    922.02       25.41
XP      1,000.00     0.00
III-A-1 968.06       24.37
S       968.06       NA
III-A-2 968.06       24.37
X-1     954.21       NA
X-2     954.21       NA
B-1     996.97       0.75
B-2     996.97       0.75
B-3     996.97       0.75
B-4     996.97       0.75
B-5     996.97       0.75
B-6     996.97       0.75

R-I     0.00         0.00
R-II    0.00         0.00

                     Remaining
 Class  Interest     Balance
  I-A   4.98         858.87
  II-A  5.05         896.61
   XP   5.50         1,000.00
III-A-1 1.98         943.69
   S    3.26         943.69
III-A-2 5.24         943.69
  X-1   0.25         921.61
  X-2   0.03         921.61
  B-1   5.40         996.22
  B-2   5.40         996.22
  B-3   5.40         996.22
  B-4   5.40         996.22
  B-5   5.40         996.22
  B-6   5.40         996.22

  R-I   0.00         0.00
  R-II  0.00         0.00

                     Group 1      Group 2     Group 3

Sch Bal              127,354,785  24,567,872  347,697,713
Sch Prin             94,739       18,620      264,382
PrePay               7,872,072    633,622     8,182,477
Liq Proc             0            0           0
Ins Proc             0            0           0
Tot. Prin            7,966,812    652,242     8,446,859

Real. Loss           0            0           0
Agg. Real. Loss      0            0           0
Avg. Loss Sev.       0            0           0
End Bal              119,387,973  23,915,630  339,250,854
 net of REO          119,387,973  23,915,630  339,250,854
# of Loans           359          29          906

Gross Int            788,539      152,291     2,174,583
Radian Fe            23,999       3,912       67,184
Loss Adv.            1,061        205         2,897
Serv. Fee            39,798       7,677       108,656
LPMI Fee             1,593        0           3,361
Net Inet             722,087      140,497     1,992,484

PPIS                 25,311       1,961       27,729
Comp Int             25,311       1,961       27,729
Net PPIS             0            0           0

Net Serv fee         14,488       5,716       80,927

Ppay Pen.            0            0           0

Tot Coll:            8,688,899    792,739     10,439,343

viii)  Advances (Based on payments made through the Determination Date)
Current              793,783      156,811     2,060,219
Agg. Outst.          1,684,333    309,450     4,172,986

x)  Mortgage Loans which incurred a Realized Loss during the Prepayment Period


xvi)  Book Value of REO Propertys


xvii)  Realized Losses allocated to Certificates
Class   Current LosseAggregate Losses
B-1     0.00         0.00
B-2     0.00         0.00
B-3     0.00         0.00
B-4     0.00         0.00
B-5     0.00         0.00
B-6     0.00         0.00

xxi)  Supplemental PMCurrent      Aggregate
Claims PCount        0.00         0.00
        Principal Bal0.00         0.00
Claims SCount        0.00         0.00
        Principal Bal0.00         0.00
Claims DCount        0.00         0.00
        Principal Bal0.00         0.00
                     0.00         0.00


iv) Delinquency Information for Mortgage Loans as of the end
 of the Prior Calendar Month (exclusive
of Mortgage Loans in Foreclosure and REO)
Group 1 Count        Sched Bal    Act Bal
All Loan359          119,387,973  119,483,254
30-59   9            4,723,412    4,730,188
60-89   3            947,571      949,585
90+     1            748,445      749,747
FC      4            2,051,963    2,059,942
REO     0            0            0
Total   17           8,471,390    8,489,461


Group 2 Count        Sched Bal    Act Bal
All Loan29           23,915,630   23,932,623
30-59   0            0            0
60-89   0            0            0
90+     0            0            0
FC      0            0            0
REO     0            0            0
Total   0            0            0


Group 3 Count        Sched Bal    Act Bal
All Loan906          339,250,854  339,479,077
30-59   15           6,093,516    6,102,494
60-89   3            922,342      924,389
90+     1            165,348      165,868
FC      3            1,672,574    1,677,982
REO     0            0            0
Total   22           8,853,780    8,870,732

                     Group 1      Group 2     Group 3
WAC                  7.430%       7.439%      7.505%
WA Net Rate          6.804%       6.862%      6.877%
WAM                  354          354         354

Sen %                0.9621       0.9623      0.9640
Sen PP%              1.0000       1.0000      1.0000
Sub %                0.0379       0.0377      0.0360
Sub PP%              0.0000       0.0000      0.0000

Stop Loss Amount at beginning of period       20,943,882
Reduction in Stop Loss Amount during current P0
Current Stop Loss Amount                      20,943,882


IndyMac ARM Grantor Trust
Mortgage Pass-Through Certificates, Series 2001-H1

STATEMENT TO CERTIFICATEHOLDERS



DISTRIBUTION SUMMARY
        Beginning
Class   Balance      Principal
III-A-1 217,813,814  5,482,968

                     Principal    Remaining
Class   Interest     Loss         Balance
III-A-1 446,065      0            212,330,846

                     Beginning
                     Current Prin Principal
Class   Cusip        Amount       Distribution
III-A-1 45660VAA5    968.06       24.37

                     Remaining
Class   Interest     Balance
III-A-1 1.98         943.69


Available Funds:
A)  Payments from Underlying Certificates (Classes III-A-1 and S)
                                              6,662,358
       Plus :  Swap Payment to the Grantor Trust
                                              0
       Minus:   Swap Payment from the Grantor Trust
                                              733,326
        Net Available Funds
                                              5,929,032

B)  Payments to Grantor Trust Certificates
                                              5,929,032
     Difference Between A & B                 0
Days in Interest Accrual Period   30
LIBOR+.35%                        2.458%
                                  SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this
report to be signed on its behalf by the
undersigned hereunto duly authorized.
                                  Bank One, NA
                     By: /s/ Sandra Whalen
                     Name:        Sandra Whalen
                     Title:       Trust Officer
                                  Bank One

        Dated:       12/31/01